Second Quarter 2016 August 8, 2016

2 Safe Harbor Please note that in this presentation, we may discuss events or results that have not yet occurred or been realized, commonly referred to as forward-looking statements. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by or on behalf of the Company. Such discussion and statements will often contain words such as “expect,” “anticipate,” “believe,” “intend,” “plan” and “estimate,” and include, without limitations, statements regarding the Company's adjusted EBITDA and adjusted diluted earnings per share, expected or estimated revenue, meeting financial goals, segment earnings, net interest expense, income tax provision, cash flow from operations, full year cash taxes, capital expenditures, restructuring costs and other non-cash charges, the outlook for the Company's markets and the demand for its products, consistent profitable growth, free cash flows, future revenues, gross, operating and EBITDA margin requirements and expansion, organic net sales growth, performance trends, bank leverage ratios, the success of new product introductions, growth in costs and expenses, the impact of commodities and currencies costs, the Company's ability to manage its risk in these areas, the Company’s ability to identify, hire and retain executives and other qualified employees, the Company’s assessment over its internal control over financial reporting, and the impact of acquisitions, divestitures, restructurings, and other unusual items, including the Company's ability to raise new debt and equity and to integrate and obtain the anticipated results and synergies from its consummated acquisitions. These projections and statements are based on management's estimates and assumptions with respect to future events and financial performance and are believed to be reasonable, though are inherently uncertain and difficult to predict. Actual results could differ materially from those projected as a result of certain factors. A discussion of factors that could cause results to vary is included in the Company's periodic and other reports filed with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise. This presentation also contains unaudited “comparable” financial information which assumes full period contribution of Alent plc and the Electronic Chemicals and Photomasks businesses of OM Group, Inc. acquired in Q4 2015; and OMG Electronic Chemicals (M) SdnBhd acquired in 2016. This combined information is provided for informational purposes only and is not necessarily, and should not be assumed to be, an indication of the results that would have been achieved had the Company’s acquisitions been completed as of the dates indicated, or that may be achieved in the future. Historical financial results and information included herein relating to these acquired businesses were derived from public filings, when applicable, and/or information provided by management of these businesses prior to their acquisitions by the Company. Although we believe it is reliable, this information has not been verified, internally or independently. In addition, financial information for some of these acquired businesses was historically prepared in accordance with non-GAAP accounting methods, and may or may not be comparable to the Company’s financial statements. Consequently, there is no assurance that the financial results and information for these legacy businesses included herein are accurate or complete, or representative in any way of the Company’s actual or future results as a consolidated company.

3 Non-GAAP Information To supplement the financial measures prepared in accordance with generally accepted accounting principles in the United States (“GAAP”), the Company uses the following non-GAAP financial measures: comparable adjusted diluted earnings per share, comparable sales, adjusted EBITDA, adjusted EBITDA margin, adjusted EBITDA guidance, comparable adjusted EBITDA, comparable adjusted EBITDA margin and organic sales. The Company also evaluates and presents its results of operations on a constant currency and comparable constant currency basis. The reconciliations of these non-GAAP measures to the most directly comparable financial measures calculated and presented in accordance with GAAP can be found in this presentation and the tables included in the Company’s earnings release dated August 8, 2016 (the “earnings release”), a copy of which can be found on the Company’s website at www.platformspecialtyproducts.com. This presentation should be read in conjunction with the earnings release. The Company only provides guidance on a non-GAAP basis and does not provide reconciliations of such forward-looking non-GAAP measure to GAAP, due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations, including adjustments that could be made for restructuring, integration and acquisition-related expenses, share-based compensation amounts, adjustments to inventory and other charges reflected in our reconciliation of historic numbers, the amount of which, based on historical experience, could be significant. Management uses these non-GAAP measures as key metrics in the monitoring and evaluation of the Company’s performance and consolidated financial results and, in part, in the determination of cash bonuses for its executive officers. The Company believes that these non-GAAP measures provide useful information to investors by excluding certain items that we believe are not representative of the Company’s business and including other items that the Company believes are useful in evaluating its business; thereby providing a more complete understanding of the Company’s operational results and a meaningful comparison of the Company’s performance between periods and to its peers. When reconciled to the corresponding GAAP measures, these non-GAAP measures also help our investors to understand the long-term profitability trends of our businesses. Finally, these non-GAAP measures address questions the Company routinely receives from securities analysts, investors and other interested parties in the evaluation of companies in our industry and, in order to assure that all investors have access to similar data, the Company has determined that it is appropriate to make this data available to all. Non-GAAP financial measures are however not prepared in accordance with GAAP, as they exclude certain items as described herein, and may not be indicative of the results that the Company expects to recognize for future periods. In addition, these non-GAAP financial measures may differ from measures that other companies may use. As a result, these non-GAAP financial measures should be considered in addition to, and not a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measure included herein and in the earnings release. Please see the Appendix to this presentation for a more detailed description of each non-GAAP financial measure used by the Company, including the adjustments reflected in each such non-GAAP measure and the reason why we believe such non-GAAP measures are useful to investors.

Q2 2016 Highlights

PLATFORM SPECIALTY PRODUCTS CORPORATION

($ in millions)	Actual Q2 2016	Actual Q2 2015	Actual YoY%	Comparable[1]* Q2 2016	Comparable[1]* Q2 2015	Comparable[1]* YoY%	Comparable Constant Currency[2]* Q2 2016	Comparable Constant Currency[2]* Q2 2015	Comparable Constant Currency[2]* YoY%	Organic[3]* YoY%
Revenue	$922	$675	37%	$922	$951	(3)%	$956	$951	1%	1%
EPS	$(0.04)	$(0.06)	nm							
Adj. EBITDA*	193	168	15%	193	213	(10)%	200	213	(6)%	
Adj. EBITDA Margin*	21%	25%		21%	22%		21%	22%		
Adj. EPS*				$0.16	$0.25	(36)%				

- Revenue increased 37% primarily from impact of acquisitions while comparable revenue declined primarily driven by persisting U.S. dollar strength
- EPS was less negative compared to a year ago period, due partially to higher overall earnings from acquisitions
- Organic sales increased 1% in the quarter
  - Strong growth in Latin America and AME Ag despite weak commodity prices
  - Declines in North America Ag driven by low farmer incomes, high channel inventories and limited pest pressure
  - Strength in automotive units partially offset by broad softness in electronics and oil and gas markets
- Comparable constant currency adj. EBITDA declined 6% in the quarter
  - Year-over-year investment in enterprise development of ~$8 million
  - $13 million of incremental synergies realized in the quarter
- Excluding corporate cost adj. EBITDA margins on a comparable basis would have been ~flat year-over-year

1. Comparable, on this chart and subsequent charts, assumes full period contribution of all businesses acquired in 2015 and 2016
2. Constant currency, on this chart and subsequent charts, refers to the financial results of the current period restated at the prior period exchange rates
3. Organic sales, on this chart and subsequent charts, excludes the impact of currency, metal prices, divestitures

* THE FINANCIAL MEASURES IN THIS SECTION AND ON SUBSEQUENT CHARTS ARE NOT IN ACCORDANCE WITH GAAP. FOR DEFINITIONS OF THESE NON-GAAP MEASURES, DISCUSSIONS OF ADJUSTMENTS AND RECONCILIATIONS, PLEASE REFER TO THE APPENDICES OF THIS PRESENTATION

4

5 Performance Solutions Q2 Results Actual Comparable Comparable Constant Currency Organic ($ in millions) Q2 2016 Q2 2015 YoY% Q2 2016 Q2 2015 YoY% YoY% Revenue $438 $458 (4)% $448 $458 (2)% (2)% Adj. EBITDA 98 98 0% 102 98 4% Adj. EBITDA Margin 22% 21% 23% 21% Adj. EBITDA ex-corp costs 105 101 4% 109 101 8% Adj. EBITDA margin ex-corp costs 24% 22% 24% 22% • Revenue over the comparable 2015 period was impacted by currency as well as continued softness in Asia electronics and oil and gas end-markets • Organic sales declined 2% in the quarter • Sales into the oil and gas markets were the primary driver of the organic decline • Excluding corporate allocations, comparable constant currency adj. EBITDA increased 8% • Driven by favorable product mix and successful synergy capture • Tailwinds: • Continued global automotive strength • Strength in Graphics segment demand • Continued business efficiency improvements • Headwinds: • Electronics demand weakness in Asia • Impact of low energy prices on offshore drilling and PET recycling markets • Currency

6 Agricultural Solutions Q2 Results Actual Comparable Comparable Constant Currency Organic ($ in millions) Q2 2016 Q2 2015 YoY% Q2 2016 Q2 2015 YoY% YoY% Revenue $484 $494 (2)% $508 $494 3% 5% Adj. EBITDA 95 116 (18)% 99 116 (15)% Adj. EBITDA Margin 20% 23% 19% 23% Adj. EBITDA ex-corp costs 103 119 (14)% 106 119 (11)% Adj. EBITDA margin ex-corp costs 21% 24% 21% 24% • Revenue over the 2015 period was negatively impacted by year-over-year currency headwinds ($24 million) and divestitures ($9 million) • Organic sales increased 5% • Significant organic growth in Latin America and AME driven by both volume and price • North America experienced demand softness due to continued distributor channel inventory corrections and reduced pest pressure • Excluding corporate allocations, comparable constant currency adj. EBITDA decreased 11% • Driven by negative regional and product mix shift • Tailwinds: • Strong demand for niche products in Latin America, particularly Brazil • Strong demand in specialty markets, particularly fruits, vegetables and cocoa in AME • End to El Niño conditions in Asia • Headwinds: • Negative regional mix shift • High channel inventory and low pest pressure in North America • Currency

Ag Regional Performance

PLATFORM SPECIALTY PRODUCTS CORPORATION

	Q2'16 Organic Sales Growth	% of Ag Sales (Q2'15)	% of Ag Sales (Q2'16)
North America	~(40)%	~20%	~10%
Rest of World	~15%	~80%	~90%
Total	5%		

- Excluding North America, the Ag business had a strong quarter with each region showing positive sales and earnings growth
- North America performance declined materially due to high channel inventories and lack of pest pressure
  - Actions Platform took in 2015 to improve the channel were partially offset by a declining market – particularly in cereals
    - On the ground product sales continue at a rate above that of Platform's sales to the channel – albeit more slowly than expected given the weak market
  - This year saw the lowest levels of mite infestation in over 35 years driving materially slower sales of specialty crop pesticide portfolio
- Weak North America sales negatively impacts overall Ag margins, as it is a higher margin business
- A robust North American turnaround strategy is underway premised on:
  - Normalization of channel inventory levels for key products driven by market improvement
  - Significant organizational changes to salesforce to align with customers
  - Share gains in seed treatment and biostimulants already successfully sold in other regions

7

8 ~10 722 600 620 640 660 680 700 720 740 760 780 800 1H Annualized 2H Incremental Synergies Organic Growth FX Tailwind (net of price) 2016 Guidance 775 735 Bridging to Updated Guidance 1H 2016 2016 Outlook 2H Expectation Organic Growth ~Flat Low single digit growth Continued growth in Ag and recovery to positive growth in Performance Solutions Synergies ~$25 million ~$40 million Continued cost opportunities FX Translation ~$18 million headwind Modest headwind at current rates Improvement in Brazil and decline in China. Expect BRL benefit to be moderated by price reductions in Ag Updating Lower-end of 2016 Adjusted EBITDA1 guidance to $735 - $775 million2 ~$23 million to mid-point 1. For a definition of non-gaap measures, discussions of adjustments and reconciliations, please refer to the appendices of this presentation 2. Based on June 30, 2016 exchange rates

9 Performance SolutionsAgricultural Solutions $3 $11$7 $20 $0 $5 $10 $15 $20 $25 Q1 Q2 1H 2016 Target $8 $14$6 $20 $0 $5 $10 $15 $20 $25 Q1 Q2 1H 2016 Target $ in millions $ in millions Realized YoY Cost Synergies $21 $12 $33 $70 $0 $20 $40 $60 $80 Q1 '16 Run Rate of New Actions Q2 '16 Total Estimate $ in millions $ in millions $59 $10 $69 $80 $0 $20 $40 $60 $80 $100 Q1 '16 Run Rate of New Actions Q2 '16 Total Estimate Annualized Run-Rate Annualized Run-Rate $13 million of new cost synergies realized in Q2 Cost Synergies (Non-GAAP) Realized YoY Cost Synergies

10 • Completion of initial global product rationalization and margin improvement initiatives • First phase facility consolidation plans approved and execution underway • Expected savings in early 2017 • $12 million of new run-rate cost synergy actions in Q2 • Significant back-office actions near quarter-end • $7 million of realized synergies in Q2 2016 – on track to achieve an estimated $20 million target in 2016 • Continued revenue synergy development with targeted regional sales initiatives Performance Solutions Agricultural Solutions • Legal entity consolidation initiatives continue to progress smoothly • $10 million of new run-rate cost synergy actions in Q2 • Regulatory and supply chain synergy priority continues • $6 million increase in synergies vs. Q2 2015 – on track to achieve an estimated $20 million target in 2016 • Significant progress in growth strategy development • Certain business rationalization initiatives being evaluated as part of broader strategy plans Integration Update – Q2 2016 Total • Improved adj. EBITDA by $63 million of synergies to-date across both integrations • Run-rate synergies of over $100 million

11 Financial Performance

12 Q2 Financial Overview ($ in millions) 1H 2016 2016 Outlook Organic Growth ~Flat Low single digit growth Cash Interest $183 ~$360 Cash Taxes $54 $100 - 125 Capex3 $38 ~$100 1. For a definition of non-gaap measures, discussions of adjustments and reconciliations, please refer to the appendices of this presentation 2. Based on June 30, 2016 exchange rates 3. Capex includes investments in fixed assets as well as investments in product registrations Updating Lower-end of 2016 Adjusted EBITDA1 guidance to $735 - $775 million2 • Negative YTD cash flow driven by Q1 seasonal working capital build in Ag – moderated by Q2 release • Expectation for modest improvement in working capital balances in Q3 • Full-year outlook unchanged Cash Flow Seasonality Actual Comparable Comparable Constant Currency Organic ($ in millions) Q2 2016 Q2 2015 YoY% Q2 2016 Q2 2015 YoY% Q2 2016 Q2 2015 YoY% YoY% Revenue $922 $675 37% $922 $951 (3)% $956 $951 1% 1% EPS $(0.04) $(0.06) nm Adj. EBITDA* 193 168 15% 193 213 (10)% 200 213 (6)% Adj. EBITDA Margin* 21% 25% 21% 22% 21% 22% Adj. EPS* $0.16 $0.25 (36)%

13 (9) (34) (9) 1 22 458 448 438 494 461 484 0 100 200 300 400 500 600 700 800 900 1,000 2Q15 Comparable Divestitures Metals FX Headwind 2Q15 Normalized Pricing Volume / Mix 2Q16 Performance Solutions Agricultural Solutions 2Q 2015 to 2Q 2016 Sales Bridge (Non-GAAP) Sales Bridge 951 922 Organic sales growth of 1% 908 $ in millions

14 (7) (17) (23) (8) 22 13 98 98 116 95 0 50 100 150 200 250 2Q15 Comparable FX Translational Headwind FX Transactional Headwind Pricing Synergies Volume / Mix Increase in Corporate Costs 2Q16 Performance Solutions Agricultural Solutions 2Q 2015 to 2Q 2016 Adjusted EBITDA Bridge (Non-GAAP) Adjusted EBITDA Bridge 213 193 Primarily Ag $ in millions

15 Capital Structure Overview 1. Platform has swapped certain amounts of its floating rate term loans to fixed rate including $1.2bn of its USD tranches and €283m of its Euro tranches. At 6/30/2016, 36% of debt was floating and 64% was fixed 2. Includes only the potential make-whole ‘cash’ component of the Series B convertible preferred stock. Potential make-whole calculation: ($27.14 – PAH closing price of $8.88) X 22.1 million shares 3. 266 million shares outstanding at 6/30/2016 on an adjusted fully diluted basis, including 22.1 million shares related to the Series B convertible preferred stock 4. Based on 6/30/2016 PAH closing price of $8.88 $ millions Instrument Maturity Coupon 6/30/16 Corporate Revolver ($500M) 6/7/2019 $90 Term Loan – USD1 6/7/2020 L + 450 2,684 Term Loan – EUR1 6/7/2020 L + 450 645 Other Debt 52 Total First Lien Debt $3,471 10.375% of '21 Senior Notes 5/1/2021 10.375% 500 6.5% of '22 Senior Notes 2/1/2022 6.500% 1,100 6% of '23 Senior Notes (€) 2/1/2023 6.000% 389 Total Unsecured Debt $1,989 Total Debt $5,460 Cash Balance as of 6/30/16 $342 Net Debt $5,118 Series B Pfd. Make Whole2 404 Shares Outstanding3 266 Market Capitalization4 $2,362 Total Capitalization $7,884 Capital Structure Maturity Profile 0 500 1,000 1,500 2,000 2,500 3,000 3,500 2016 2017 2018 2019 2020 2021 2022 2023 Series B Pfd. Debt • At June 30th stock price, Series B Preferred make- whole potential amount is $404M due in October 2016, though Platform has an option to extend until April 2017 • No significant debt maturities until June 2020 $ m ill io n s

16 Seasonality of Financial Performance (Non-GAAP) >50% <50% 53% 48% 53% 47% 20% 40% 60% Q4 Q3 3rd Quarter • Seasonally slow Ag quarter • Ramp of Latin American season • Slow quarter for rest of world • Expectation for sequential growth in Performance Solutions business driven by electronics demand and synergy actions 4th Quarter • Strongest Ag quarter • Southern hemisphere growing season • North America seasonal buying behavior • Q4’15 adj. EBITDA negatively impacted by change in channel strategy • Expectation for Performance Solutions growth vs first half due to already secured new business • Full benefit of Q1 to Q3 2016 synergy actions in the quarter Key Drivers of 2016 vs 2015 Seasonality% of 2H Comparable Adj. EBITDA 2015 2014 2016E 2014 2015 2016E

17 Conclusions – 2016 Priorities Integration and Synergy Realization Focus Commercial Efforts on Fast Growing Niches Establish Operating Rhythm and Momentum Generate Free Cash Flow

18 Appendix

Covenant Overview

PLATFORM SPECIALTY PRODUCTS CORPORATION

- Our capital structure is subject to only one quarterly maintenance test - 6.25x First Lien Net Debt to Covenant EBITDA
- Covenant EBITDA is defined as LTM comparable adj. EBITDA plus synergies expected to be realized based on actions to be taken over the next 12 months[1]
- We have significant headroom under the maintenance covenant
- The Gross First Lien Leverage ratio only limits our ability to incur debt if we would not satisfy a 2x Fixed Charge Coverage Ratio test, tested at the time of incurrence

Covenant EBITDA

LTM Comparable adj. EBITDA	**$713**
(+) Announced Synergies	150
(-) Realized Synergies	(63)
(+) Synergy Adjustment	87
Covenant EBITDA	**$800**

Covenant Calculations[3]

Leverage Covenants	as of 6/30/16	Covenant	EBITDA Headroom	Headroom %
Maintenance Covenant:				
Net First Lien Leverage	3.91x	< 6.25x	$299	37%
Incurrence Covenants:				
Gross First Lien Leverage	4.34x	< 4.50x	$29	4%
Total Net Leverage	6.40x	< 6.75x – 7.00x[2]	$42 – $69	5% - 9%

Note: All $ amounts in millions

1. *Synergy credit is limited to 15% of underlying EBITDA; See definition of Consolidated EBITDA in the Company's Credit Agree*ment dated April 12, 2007, as amended and/or restated
2. This covenant varies based on use of proceeds – 6.75x applies to acquisitions while 7.00x applies to other uses of debt
3. The covenants do not reflect the impact of any potential Series B preferred make-whole payment

19

20 Organic Sales Reconciliation Performance Solutions Agricultural Solutions Total (amounts I n millions) Q2 2016 YoY% Q2 2016 YoY% Q2 2016 YoY% Change in net comparable sales $(20) (4.3)% $(10) (2.1)% $(30) (3.1)% Dispositions - - 9 1.9 9 1.0 Foreign exchange impacts 10 2.3 24 5.0 34 3.7 Impact of metal prices (1) (0.2) - - (1) (0.1) Organic Sales Growth $(10) (2.2)% $23 4.8% $13 1.4%

21 Net Loss Attributable to Common Stockholders Reconciliation to Adjusted EBITDA (amounts in millions) Q2 2016 Q2 2015 Net loss attributable to common stockholders $(9) $(12) Income tax expense 27 - Net income attributable to the non-controlling interests 1 3 Income (loss) before income taxes and non-controlling interests 19 (9) Adjustments to reconcile to Adjusted EBITDA Interest expense, net 97 51 Depreciation expense 19 14 Amortization expense 67 53 Long-term compensation issued in connection with acquisitions1 - - Restructuring expenses 7 12 Manufacturer's profit in inventory purchase accounting adjustments - 21 Acquisition and integration costs 5 24 Non-cash change in fair value of contingent consideration 1 1 Legal settlements (3) (16) Foreign exchange (gains) losses on foreign denominated external and internal debt (19) 18 Adjusted EBITDA $193 $168 Note: Totals may not reconcile due to rounding 1. Rounded down to zero

22 Diluted EPS Reconciliation to Comparable Adj. Diluted EPS (amounts in millions except per share) Q2 2016 Q2 2015 GAAP diluted loss per share $(0.04) $(0.06) Weighted average diluted shares outstanding (in millions) 230 193 Net loss attributable to common stockholders $(9) $(12) Pre-acquisition activity of acquired companies: Net sales - 276 Cost of sales - (165) Selling, technical, general and administrative expense - (69) Research and development expense - (8) Other income - 4 - 38 Adjustments: Interest expense for pre-acquisition periods - (35) Reversal of amortization expense 67 54 Adjustment for investment in registration of products (8) (6) Long-term compensation issued in connection with acquisitions1 - - Restructuring expenses 7 14 Manufacturer's profit in inventory purchase accounting adjustments - 21 Acquisition and integration costs 5 24 Non-cash change in fair value of contingent consideration 1 1 Foreign exchange (gain) loss on foreign denominated external and internal debt (19) 18 Gain on legal settlement (3) (16) Adjustment to estimated effective tax rate 3 (36) Adjustment to reverse (loss) income attributable to non-controlling interests resulting from the MacDermid acquisition (2) 2 Comparable adjusted net income attributable to common stockholders $43 $66 Comparable adjusted diluted earnings per share $0.16 $0.25 Adjusted shares outstanding (in millions) 266 266 Note: Totals may not reconcile due to rounding 1. Rounded down to zero

23 Non-GAAP Definitions Comparable Sales: Comparable sales is defined as sales adjusted for the sales of our acquisitions as if they had occurred on January 1, 2015. Management believes this measure provides investors with a more complete understanding of sales trends by providing sales on a more consistent basis. Organic Sales: Organic sales is defined as Comparable sales excluding the impact of currency, metals price, divestitures and acquisitions, as applicable. Management believes this measure provides investors with a more complete understanding of the underlying sales trends by providing Comparable sales over differing periods on a consistent basis. Constant Currency and Comparable Constant Currency: Our constant currency presentation excludes the impact of fluctuations in foreign currency exchange rates. We believe providing constant currency information provides valuable supplemental information regarding our results of operations, consistent with how we also evaluate our performance. We calculate constant currency percentages by converting our current-period local currency financial results into U.S. Dollar using the prior period's exchange rates and comparing these adjusted amounts to our prior period reported results. The comparable constant currency presentation includes actual results adjusted to reflect acquisitions and related financings as though they had occurred on January 1, 2015 adjusted for the effects of purchase accounting on actual results. Management believes that this presentation provides a more complete understanding of the Company's operational results and a meaningful comparison of its performance between periods. However, this comparable financial information is provided for informational purposes only and is not necessarily, and should not be assumed to be, an indication of the results that would have been achieved had the Company’s acquisitions been completed as of the dates indicated, or that may be achieved in the future. Adjusted EBITDA and Comparable Adjusted EBITDA: Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization, as further adjusted for additional items included in earnings that are not representative or indicative of our ongoing business as described in the footnotes to the non-GAAP measures reconciliations. Comparable adjusted EBITDA is defined as Adjusted EBITDA adjusted to reflect acquisitions and the related financings as though they had occurred on January 1, 2015 without the impact of purchase accounting. Adjusted EBITDA and comparable adjusted EBITDA are key metrics used by management to measure operating performance and trends. In particular, the exclusion of certain expenses in calculating adjusted EBITDA and comparable adjusted EBITDA facilitates operating performance comparisons on a period-to-period basis. Comparable Adjusted Diluted Earnings Per Share: Comparable adjusted diluted earnings per share is defined as net loss attributable to common stockholders adjusted to reflect acquisitions and the related financings as though they had occurred on January 1, 2015 without the impact of purchase accounting, as well as other adjustments consistent with our definition of Adjusted EBITDA. Additionally, we eliminate the amortization associated with (i) intangibles assets recognized in purchase accounting for acquisitions and (ii) costs capitalized in connection with obtaining regulatory approval of our products (“registration rights”) as part of ongoing operations and deduct capital expenditures associated with obtaining these registration rights. Further, we adjust the effective tax rate to 35% as described in the notes to the reconciliation. The resulting comparable adjusted net income available to stockholders is divided by the number of shares of outstanding common stock as of June 30, 2016 plus the number of shares that would be issued if convertible stock were converted to common stock, vested stock options were exercised, and all awarded equity granted were vested as of June 30, 2016. Comparable adjusted diluted earnings per share is a key metric used by management to measure operating performance and trends. In particular, the exclusion of certain expenses in calculating comparable adjusted diluted earnings per share facilitates operating performance comparisons on a period-to-period basis.